UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 13, 2009

The Hartford Financial Services Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-13958	13-3317783
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Hartford Plaza, Hartford, Connecticut		06155
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	860-547-5000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) The disclosure set forth under Item 1.01 of the Form 8-K filed on August 14, 2009, which describes modifications to the compensation arrangements of Lizabeth H. Zlatkus, Executive Vice President and Chief Financial Officer, and John C. Walters, President and Chief Operating Officer (Life Operations), is incorporated herein by reference. The Hartford Deferred Stock Unit Plan (the "Plan"), was adopted on August 7, 2009 with effect as of July 31, 2009 and was amended on October 22, 2009 (the Plan as so amended, the "Amended Plan"). Set forth below is a description of the Amended Plan.

Under the Amended Plan, the Compensation and Personnel Committee of the Board of Directors (the "Committee") may designate any employee of The Hartford Financial Services Group, Inc. (the "Company") and its subsidiaries as a participant to receive awards of "Deferred Units" and/or "Restricted Units."

Deferred Units are a contractual right to receive cash equal to the value of a specified number of shares of the Company’s common stock. Deferred Units credited to employees prior to January 1, 2010 (other than senior executive officers hired on or after October 1, 2009) are fully vested when credited but are not paid until after two years from their grant date. Deferred Units credited on or after January 1, 2010 (and any credited to senior executive officers hired on or after October 1, 2009), are fully vested when credited and are paid in three equal installments after the first, second and third anniversaries of their grant date.

Restricted Units are a contractual right to receive cash equal to the value of a specified number of shares of the Company’s common stock, provided that vesting requirements are met and the restrictions on employee compensation arrangements imposed by the Emergency Economic Stabilization Act of 2008, as amended, and the TARP Standards for Compensation and Corporate Governance Interim Final Rule issued by the U.S. Department of the Treasury on June 10, 2009, permit payment. Amounts generally vest if the participant’s employment continues until the third anniversary of the date on which the award is made.

The foregoing summary is qualified in its entirety by reference to the Amended Plan, a copy of which is attached hereto as Exhibit 10.01 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

10.01 The Hartford Deferred Stock Unit Plan, as amended on October 22, 2009.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Hartford Financial Services Group, Inc.

October 22, 2009	By:	Ricardo A. Anzaldua

Name: Ricardo A. Anzaldua
Title: Senior Vice President and Corporate Secretary

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Exhibit Index

Exhibit No.	Description

10.01	The Hartford Deferred Stock Unit Plan, as amended on October 22,2009